UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09156

Illington Funds

(Exact name of registrant as specified in charter)

427 Bedford Road, Suite 230

Pleasantville, New York 10570

 (Address of principal executive offices)(Zip code)

Jeffrey J. Unterreiner, Vice-President and Chief Compliance Officer

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367

 (Name and address of agent for service)

Registrant's telephone number, including area code:  914-773-7888

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

NOT PART OF THE ANNUAL REPORT

Dear Valued Shareholder,

We are pleased to provide you with the Annual Report for the Illington OPTI-flex® Fund.

In November 2005, Illington Fund Management LLC (“Illington”) became the Investment Manager to the PROACTIVE OPTI-flex® DYNAMIC Fund when Illington acquired PROACTIVE Asset Allocation Funds (since renamed Illington Funds) and the fund was renamed the Illington OPTI-flex® Fund.  It is our intention at Illington to expand the Illington Funds fund family adding more investment options for investors to choose from.  These enhancements began in January 2006 with the introduction of the Johnson Illington Tactical Equities Strategy Fund, a new mutual fund sub-advised by Hugh Johnson and his portfolio management team formerly with First Albany Group.

As we mentioned in a letter to shareholders in January of this year, we are pleased to announce that Jeff Unterreiner has remained as Portfolio Manager of the Illington OPTI-flex® Fund.  As reflected later in the annual report, Mr. Unterreiner has displayed strong investment returns since becoming the portfolio manager of the fund in 2002.  In fact, Lipper has awarded the fund’s performance under Jeff’s direction by naming it a Lipper Leader for total return in its peer group for the three-year period ending December 31, 2005.  Of course, past performance is not necessarily indicative of future results.

This annual report will contain important information about the Illington OPTI-flex® Fund.  In this report, you will find:

o

A letter from Mr. Unterreiner discussing the Illington OPTI-flex® Fund’s results in 2005

o

A schedule of the Fund’s investments as of December 31, 2005

o

A Statement of Assets and Liabilities and Statement of Operations as of December 31, 2005

o

A Statement in Changes of Net Assets

o

The Fund’s Financial Highlights

o

Notes to the Financial Statements

o

Information concerning the Trustees of the Fund

o

Report of Independent Registered Public Accounting Firm

In addition, on the last page, we provide the names and contact information of the various service providers who work with the fund.

Should you have any questions concerning this annual report, please contact your financial advisor or feel free to contact us at (888) 337 – 5132, e-mail us at info@illington.com or visit us at www.illingtonfunds.com.

At Illington, we maintain an unequivocal commitment to the shareholders in the Illington fund family and we appreciate your confidence in us in making our funds a part of your investment strategy.  We hope to continue to have an opportunity to earn your trust, respect and confidence.

Sincerely,

Salvatore M. Capizzi

President

Illington Funds

January 6, 2006

Dear fellow shareholder:

I am pleased with our results for 2005 as our Illington OPTI-flex® Fund gained 10.07% vs. a Benchmark* of 8.60% given the market returns.  We’ve also exceeded most major indexes for the year, and for the past 3-year period.  And I am very pleased that we are also now listed as a “Lipper Leader” and now rank 6th of 257 “Flexible Portfolio” funds by total return for the 3-year period ending December 31, 2005 (as ranked at www.reuters.com).  Note that I have now been portfolio manager for the full trailing 3-year period as I became sole portfolio manager officially in August of 2002.

4th Quarter

Full Year

Past 3 years

(9-30-05 to 12-31-05)

(12-31-04 to 12-31-05)

(12-31-02 to 12-31-05)

(total return)

(annualized)

Illington OPTI-flex® Fund

1.75%

10.07%

65.35%

18.25%

Benchmark Return* (see description below)

2.52

8.60

45.62

13.35

Dow Jones World Stock Index

3.32

9.51

66.76

18.58

Wilshire 5000 “Total Market” Index

1.86

4.57

50.03

14.48

S&P 500 Stock Index

2.09

4.91

41.88

12.37

NASDAQ Market Index

1.37

1.37

65.13

18.20

The performance data quoted represents past performance.  The above performance information for the Fund does not reflect the imposition of a 1% Contingent Deferred Sales Charge on shares held less than 1 year.  If reflected, the fee would reduce the quoted performance.  Past performance does not guarantee future results.  The investment return and principal value will fluctuate so that an investors shares, when redeemed, may be worth more or less than original cost.  Current performance may be lower or higher than the performance data quoted.  Updated performance data can be found on our website at www.illingtonfunds.com.

Our major stock vs. bond allocation once again favored stocks for all of 2005, and our major stock allocation continued to be in small-cap value funds.  Large-cap growth stocks tended to do best in the forth quarter, while small-cap value stocks were the least profitable.  For the quarter, returns for our U. S. Stock Funds ranged from +5.48% to –6.64%.

For the year, mid-cap stocks tended to do the best.  With small-cap stocks also doing a little better than large-caps.  While natural resources did poorly in the 4th quarter, causing our CGM Focus Fund to be our poorest performer, it was one of our best performers for the year with a gain of 25.4%.  And while financial stocks did quite well in the 4th quarter causing our 2 financial funds to be among our best performers, these were the worst performers for the year with returns of +0.4% and –1.6%.  Real Estate Funds did well all year, and our CGM Realty Fund was among the best in the category with a gain of 27.0% for 2005.  The returns on the remainder of our U. S. Stock Funds ranged from 2.3% to 17.3% for the year.

* Our benchmark for investment performance is an average of “the market return” and a 10% fixed annual return.  For the purpose of this model, “the market return” is considered to be an average of the Wilshire 5000 Stock Index and the Dow Jones World Stock Index.  There can be no guarantee that the benchmark will be met through the use of our investment strategy, and we would NOT expect to meet the benchmark over every period of evaluation.  However, the benchmark can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.

Our best performing asset class for both the quarter and the year was again our international emerging market stock funds as gains on our 3 emerging markets funds ranged from 5.42% to 10.36% for the quarter and 25.4% to 41.2% for the year.  Note that international investment involves additional risks pertaining to currency fluctuations, different accounting standards, and political instability.

While our high yield bond position was up just 0.04% for the quarter and 1.7% for the year, high yield funds did do slightly better than most other bond alternatives.  I continue to believe that high yield funds offer the best return potential for the bond allocation of our portfolio as I expect yield spreads to continue narrowing.  However, with corporate bond yields near the lowest levels in the past 40 years, the potential for any significant advance is fairly minimal.  Note that high yield bonds imply greater risk of default, and thus may have higher volatility than investment grade bonds.

Our long-short allocation continues to be in the Templeton Global Long-Short Fund, which was up 1.74% for the quarter and 3.3% for the year.  While the high yield and long-short positions performed below the portfolio as a whole, they continue to add stability to the portfolio.  Note that shorting stocks entails special risks such as the potential for significant losses in a rising market.

We began the quarter with our short-term trading money in the Rydex Funds split between the Mid-Cap Value Fund, the NOVA Fund (indexed to the S&P 500), and the Mekros Fund (indexed to small-cap stocks).  During the quarter we moved the money 100% to the Mekros Fund.  While the move to small-caps may have been early since large-caps did outperform in the 4th quarter, I am more optimistic for small-caps in the first quarter of 2006.

January effect: To many, the “January effect” implies outperformance of small-cap stocks in January.  While this happens often, historically the strongest months for small-cap stocks relative to the broader market have actually been February and December.  And since small-caps did not outperform the market in December, I think that improves the likelihood that they will do well in January and February, as we have seen small-caps outperforming in the first week of the year.

We are also in a seasonally strong period for the market overall.  In 8 of the last 10 years, the S&P 500 has advanced by 17.5% or better from a low in September or October to a high within 6 months.  Last year was an exception with the gain of just 12.7% from the October low to a high in the first week of March.  With a low of 1168 on the S&P 500 last October, a 17.5% gain would be a high of 1372 of better by mid-April this year.

Market Outlook: While there was little net change in bond yields during 2005, and the S&P 500 Index price advanced by only 3%, earnings grew by over 17% during the year.  As a result, stock prices are even more attractive at the end of 2005 than at the end of 2004.

Although I have been saying that stock prices are attractive since March of 2003, this certainly does not guarantee a market advance over any short-term period.  While we can expect some short-term declines even within a strong market, attractive valuations mean to me that the risk of a “significant” decline is more limited.  In fact, since the low in March of 2003, there have been 6 times that the S&P 500 has declined by 5% or more from a prior high.  However, while my analysis told me that stocks were still attractive, none of these declines exceeded 9% before the market rose to new highs.  While we may try to catch a move of 5% with the “short-term trading” portion of the portfolio, the majority of our portfolio is positioned for longer-term trends.

With continued attractive valuation of stocks vs. bonds, I continue to be optimistic on the market for 2006.  While valuations between growth and value stocks appear at normal levels, I continue to be partial to value.  And while valuations between small-caps and large-caps appear at normal levels, I’ll continue to concentrate on small-caps through this seasonally strong period.

If you have any questions on your fund account(s), please call your representative or contact Illington Funds at 888-337-5132.

Sincerely,

Jeffrey J. Unterreiner

Portfolio Manager, Illington OPTI-flex® Fund

ILLINGTON OPTI-flex® Fund

Schedule of Investments
December 31, 2005

Shares/Principal Amount		Market Value	% of Assets

REGISTERED INVESTMENT COMPANIES – 99.99%
5,875	Burnham Financial Services Class A	124,263
10,699	CGM Focus Fund	357,440
10,728	CGM Realty Fund	291.690
17,090	Dreyfus Premier Emerging Markets Class A	369,491
5,384	FBR Small Cap Financial Class A	161,249
5,600	FBR Small Cap Value Class A	235,543
7	Franklin Balance Sheet Investment Class A	410
4,045	Franklin Micro-Cap Fund	149,624
13,466	Franklin Mutual Recovery	170,347
7,636	Hodges Fund	174,857
4,615	Hotchkis & Wiley Large Cap Value Class A	107,709
5,683	Hotchkis & Wiley Small Cap Value Class A	279,335
8,993	Matthews Asian Growth Income	154,142
7,628	N/I Numeric Investors Small Cap Value	128,765
10,174	Oppenheimer Developing Markets Class A	369,627
12,592	Pioneer Cullen Value Fund	217,963
24,578	Pioneer High Yield Class A	263,963
14,951	Rydex Mekros Fund*	465,710
2,184	Scudder Dreman High Return Equity	98,978
4,130	Scudder Dreman Small Cap Value	134,429
14,428	Templeton Developing Markets Fund	337,903
20,323	Templeton Global Long-Short Class A	239,000

Total Registered Investment Companies		$ 4,832,438	99.99%
	(Cost $4,021,569)
Short-Term Investments
3,105	Flex Funds Money Market Fund - Rate 3.10% **	3,105	0.06%
	(Cost -$ 3,105)

	Total Investments	4,835,543	100.05%
	(Cost -$ 4,024,674)

	Liabilities in Excess of Other Assets	(2,736)	-0.05%

	Net Assets	$ 4,832,807	100.00%

*Represents Non-Income Producing Security **Variable Rate Security; The coupon rate shown represents the rate at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

ILLINGTON OPTI-flex® Fund

Statement of Assets and Liabilities
December 31, 2005

Assets:
Investment Securities at Market Value	$ 4,835,543
(Cost $ 4,024,674)
Cash	7,089
Interest Receivable	60
Total Assets	$ 4,842,692
Liabilities
Advisor Fee Payable	3,089
Distribution and Servicing Fees Payable	4,119
Universal Service Fee Payable	2,677
Total Liabilities	$ 9,885
Net Assets	$ 4,832,807

Net Assets Consist of:
Paid In Capital	11,556,611
Accumulated Realized Loss on Investments - Net	(7,534,673)
Unrealized Appreciation in Value of Investments	810,869
Net Assets, for 640,666 Shares Outstanding	$ 4,832,807
($.10 par value, unlimited shares authorized)
Net Asset Value and Offering Price
Per Share ($4,832,807/640,666 shares)	$ 7.54

Redemption Price ($7.54 x 99%)*	$ 7.47

* A 1% deferred sales charge applies only if redemption occurs less than one year from date of purchase.

The accompanying notes are an integral part of these financial statements.

ILLINGTON OPTI-flex® Fund

Statement of Operations
For the year ended December 31, 2005

Investment Income:
Dividends	$ 105,961
Interest	692
Total Investment Income	106,653

Expenses:
Investment Advisor Fees	35,528
Distribution and Servicing Fees	47,371
Universal Service Fee Expense	30,791
Total Expenses	113,690

Net Investment Loss	(7,037)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gains on Investments	432,920
Net Realized Gains from Distributions of Realized Gains by
other Investment Companies	252,264
Net Change in Unrealized Appreciation (Depreciation) on Investments	(219,297)
Net Realized and Unrealized Gain on Investments	465,887

Net Increase in Net Assets from Operations	$ 458,850

The accompanying notes are an integral part of these financial statements.

ILLINGTON OPTI-flex® Fund

Statements of Changes in Net Assets

	Year ended	Year ended
	12/31/2005	12/31/2004

From Operations:
Net Investment Loss	$ (7,037)	$(38,252)
Net Realized Gain on Investments and Distributions of
Realized Gains by other Investment Companies	685,184	279,041
Net Change in Unrealized Appreciation (Depreciation)	(219,297)	371,605
Increase (Decrease) in Net Assets from Operations	458,850	612,394
From Distributions to Shareholders:
Net Investment Income	-	-
Net Realized Gains	-	-
Change in Net Assets from Distributions	-	-
From Capital Share Transactions:
Proceeds From Sale of Shares	1,834,255	1,204,561
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(1,922,327)	(718,247)
Net Increase (Decrease) from Shareholder Activity	(88,072)	486,314

Net Increase in Net Assets	370,778	1,098,708

Net Assets at Beginning of Period	4,462,029	3,363,321
Net Assets at End of Period (including accumulated undistributed net investment income of -0- and -0-, respectively)	$ 4,832,807	4,462,029

Share Transactions:
Issued	263,284	196,334
Reinvested	-	-
Redeemed	(274,395)	(116,877)
Net increase (decrease) in shares	(11,111)	79,457
Shares outstanding beginning of period	651,777	572,320
Shares outstanding end of period	640,666	651,777

The accompanying notes are an integral part of these financial statements.

ILLINGTON OPTI-flex® Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2005		1/1/2004		1/1/2003		1/1/2002	1/1/2001
	to		to		to		to	to
	12/31/2005		12/31/2004		12/31/2003		12/31/2002	12/31/2001

Net Asset Value - Beginning of Period	$ 6.85		$ 5.88		$ 4.56		$ 6.19	$ 8.95

Net Investment Income (Loss)(1)	(0.01)	*	(0.06)	*	(0.04)	*	0.49	0.07
Net Gains or Losses from Investments	0.70		1.03		1.36		(1.21)	(2.61)
(realized and unrealized)	0.69		0.97		1.32		(0.72)	(2.54)
Total from Investment Operations

Distributions (From Net Investment Income)	0.00		0.00		0.00		(0.91)	0.00
Distributions (From Capital Gains)	0.00		0.00		0.00		0.00	(0.22)
Total Distributions	0.00		0.00		0.00		(0.91)	(0.22)

Net Asset Value - End of Period	$ 7.54		$ 6.85		$ 5.88		$ 4.56	$ 6.19

Total Return(2)	10.07%		16.50%		28.95%		-11.59%	-28.36%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,833		$ 4,462		$ 3,363		$ 2,018	$ 8,961
Ratio of Expenses to Average Net Assets (3)	2.38%		2.27%		2.29%		2.19%	1.23%
Ratio of Net Investment Income (Loss) to Average Net Assets(1)	-0.15%		-1.03%		-0.81%		-1.31%	0.97%
Ratio of expenses to Average Net Assets, before
reimbursement and voluntary fee reductions (3)	2.38%		2.40%		2.40%		4.09%	3.06%
Portfolio Turnover Rate	45.75%		33.46%		146.05%		2077.74%	957.96%

(1)Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends.
(3)These ratios exclude the expenses of the registered investment companies in which the Fund invests.
* Per share amounts were calculated using the average share method.

The accompanying notes are an integral part of these financial statements.

ILLINGTON OPTI-flex® Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.  The OPTI-flex® DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996.  Pursuant to new agreements with Illington Fund Management LLC. and the Board of Trustees approval on October 20, 2005, the Fund was renamed the “Illington OPTI-flex® Fund”.  In addition, the Trust was also renamed to “Illington Funds” to reflect the approval of a second series of the Trust, the Johnson Illington Tactical Equities Strategy Fund.  The new fund consists of two classes of shares and commenced operations on January 3, 2006.  In addition, a second class of shares, the A class, was added to the Illington OPTI-flex® Fund, also commencing operations on January 3, 2006.

The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.  The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of investments. Securities owned by the Fund and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business.  If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker.  The assets of the Fund consist primarily of underlying funds, which are valued at their respective published net asset values at the end of the day.  Money market instruments (certificates of deposit, commercial paper, etc.) in the Fund are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.  Fixed income securities are priced at the current quoted bid price.  However, U.S. Government Securities and other fixed income securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities.  The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.  Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees.

Repurchase agreements.  The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of December 31, 2005, the Fund was not invested in any repurchase agreements.

Federal income taxes.  It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to shareholders.  Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.  Permanent differences identified in the year ended December 31, 2005, have been reclassified among the components of net assets as follows:

Paid in Capital	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses
($7,037)	$7,037	$-0-

Other.   The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and proceeds from sales, excluding short-term investments were $2,169,189 and $2,945,536, respectively.  There were no purchases or sales of U.S. Government and agency obligations.

The U.S. Federal income tax basis of the Fund's investments at December 31, 2005, was $4,070,701 and net unrealized appreciation for U.S. Federal income tax purposes was $764,842 (gross unrealized appreciation $890,770; gross unrealized depreciation $125,928).

3.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

Illington Fund Management LLC (the “Manager”) is the investment adviser and manager for, and has an Investment Advisory Agreement with, the Fund.  PROACTIVE Money Management, Inc. serves as Sub-advisor for, and has an Investment Subadvisory Agreement with, the Fund.

Pursuant to the Investment Advisory Agreement with the Fund, the Manager, subject to the supervision of the Fund's Board of Trustees and in conformity with the stated objectives and policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, and disposition of securities.  In connection therewith, the Manager is obligated to keep certain books and records of the Fund.

The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund's transfer and disbursing agent.  The Manager earns an annual fee, payable in monthly installments, from the Fund at the rate of 0.75% of the Fund's first $500,000,000 in average net assets and 0.65% of the Fund's average net assets in excess of $500,000,000.  For the year ended December 31, 2005, the Fund paid advisory fees totaling $35,528 to the Manager.  The Fund owed the Manager $3,089 at December 31, 2005 for advisory services.

As of January 1, 2004, the Fund entered into an agreement with the Manager to pay the Manager a “Universal Services Fee” in return for payment of all administrative bills.  Administrative bills shall include, but not be limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under this agreement, the only bills that will remain the responsibility of the Fund will be the Management Fee (currently 0.75%), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee).  The “Universal Services Fee” is equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  The Manager earned fees of $30,791 under this agreement for the year ended December 31, 2005, with $2,677 remaining payable to the Manager at December 31, 2005.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with Illington Capital, Inc., formerly known as PROACTIVE Financial Services, Inc., (the "Distributor").  Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor.  Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.  For the year ended December 31, 2005, the Fund incurred $47,371 of distribution and servicing expenses, with $4,119 remaining payable to the Distributor at December 31, 2005.

Certain officers and trustees of the Fund are also officers or directors of the Manager, Sub-advisor and Distributor and currently own 3.95% of the capital stock outstanding.

4. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2005, the components of distributable earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)	Total Accumulated Earnings/(Deficit)
$0	($7,488,646)	$764,842	($6,723,804)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

5. FEDERAL TAX INFORMATION

For federal income tax purposes, the Fund had a capital loss carryforward of $7,488,647 [of which $4,150,554 and $3,338,093 expire in 2009 and 2010, respectively] as of December 31, 2005, which is available to offset future capital gains, if any.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Expense Example (unaudited)

As a shareholder of the Illington OPTI-flex® Fund, you incur ongoing costs, which are management fees, distribution and service fees and universal service fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Illington OPTI-flex® Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	July 1, 2005	December 31, 2005	July 1, 2005 to December 31, 2005

Actual	$1,000.00	$1,080.23	$12.58
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,013.11	$12.18

* Expenses are equal to the Fund's annualized expense ratio of 2.40%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OTHER INFORMATION REGARDING TRUSTEES (unaudited)

Illington Funds (the “Trust”) is supervised by its Board of Trustees, an independent body that has ultimate responsibility for each Fund’s activities.  The Trustees of the Trust are listed below. Unless otherwise noted, the business address of each Trustee is 427 Bedford Road, Suite 230, Pleasantville, NY  10570.

The Trust is managed by its Trustees and officers.  Their names, positions and principal occupations during the past five years are listed below:

"Non-Interested" Trustees

Name and Year of Birth	Position and Length of Service[1]	Principal Occupation(s) During Past Five Years
Joseph J. DioGuardi Year of Birth: 1941	Trustee since 2005

Since 1989, founder and principal of Truth in Government, a nonpartisan organization seeking federal fiscal and accounting reforms. Professional Certified Public Accountant since 1965. Member of the United States House of Representatives, 1985-1989.

Peter T. Endler Year of Birth: 1958	Trustee since 2005

Consultant and professional investor. President and Chief Operating Officer, Media Vault, Inc., a technology company developing and commercializing new media marketing products and web sites, 1999-2001.

"Interested" Trustee

Name and Year of Birth	Position and Length of Service[1]	Principal Occupation(s) During Past Five Years
Charles M. White Year of Birth: 1958	Trustee and Chairman of the Board of Trustees since 2005

Executive Vice President and Director of Investments, Illington Fund Management LLC, the investment adviser to the Trust, since 2005. Formerly Chief Investment Strategist for Merriman, Curhan, Ford & Company, an investment banking and investment advisory firm, 2003-2004. Vice Chairman and head of portfolio management and both stock and bond selection committees, Avatar Associates, a registered investment adviser, 1988-2003.

1 Trustees and officers of the Trust serve until their resignation, removal or retirement

ADDITIONAL INFORMATION (unaudited)

The following chart gives a visual breakdown of the Fund by the asset allocation of the underlying mutual funds represented as a percentage of the portfolio of investments.

Results of Shareholder Proxy (unaudited)

At a special meeting of shareholders of the Illington OPTI-flex® Fund (the “Fund”) held September 30, 2005, the shareholders voted upon (a) the election of three new Trustees to serve on the Board of Trustees until their successors have been elected and qualify for office, such nominees being The Honorable Joseph J. DioGuardi and Messrs. Peter T. Endler and Charles M. White and (b) a proposed new Investment Advisory Agreement between the Trust and Illington Fund Management LLC (“Illington”), as Investment Advisor to the Fund and (ii) a new Investment Subadvisory Agreement between Illington and PROACTIVE Money Management, Inc. (“PMM”), as subadvisor to the Fund.

The results of the proxy vote with respect to the new Trustees were as follows:

Shares outstanding: 700,891.002

Votes for: 459,334.452

Votes against: 0

The results of the proxy vote with respect to the Investment Advisory Agreement were as follows:

Votes for: 449,458.012

Votes against: 490.865

Abstentions: 9,385.665

The results of the proxy vote with respect to the Investment Subadvisory Agreement were as follows:

Votes for: 449,458.012
Votes against: 490.865

Abstentions: 9,385.665

Board of Trustee Actions (unaudited)

September 1, 2005 Board of Trustees Meeting:

At the September 1, 2005 Board of Trustees meeting, the Board, including the Independent Trustees, Arnold Tennant and Robert Lange, unanimously approved (a) the nominations of three new Trustees to be elected to serve on the Board until their successors have been elected and qualify for office such nominees being The Honorable Joseph J. DioGuardi and Messrs. Peter T. Endler and Charles M. White and (b) a proposed new investment advisory agreement and investment subadvisory agreement and directed that the new Trustee nominations and proposed advisory and subadvisory agreements be submitted for approval to the Fund’s shareholders.

In considering the proposed new arrangement noted above, the Independent Trustees noted that, there is no change in the amount of the advisory fee to be paid by the Fund under the proposed investment advisory agreement with Illington as compared to the then existing investment advisory agreement with Proactive Financial Services, Inc (“PFS”, which has been renamed Illington Capital, Inc.) The Independent Trustees also noted that while the proposed new investment advisory arrangements include having Illington retain PMM as subadviser, the subadvisory fee to be paid to PMM would be paid by Illington and would not be an additional cost to the Fund. In addition, the Trustees observed that the actual management of the Fund’s assets would continue to be performed by Jeffrey J. Unterreiner as portfolio manager.

Other factors were also considered by the Independent Trustees in their deliberations. They requested from PFS and PMM and separately from Illington a great deal of information of the type they had historically requested in connection with their annual consideration of renewing the then-existing investment advisory agreement. They also considered such facts as that Illington is a larger and better capitalized company than PFS or PMM and can be expected to offer the Trust greater opportunities for growth of the Fund through enhanced marketing efforts, as well as the fact that Illington was willing to assume responsibility for the Trust and the Fund without any increase in the costs of services to be provided to the Trust and the Fund. They also reviewed and considered the nature, extent and quality of the services to be provided by Illington on the one hand and PMM on the other. The Trustees concluded that the two entities jointly could offer services that would at a minimum be comparable to the existing services and had the possibility of being more extensive at no additional cost. In their consideration of the investment performance of the Fund, they noted particularly their satisfaction with the performance heretofore provided by Mr. Unterreiner and the fact that there would be no change in the investment decision making process. In considering the costs of services to be provided and profits to be realized by the two advisory firms from their relationship with the Fund, they noted that the Fund’s assets are such that it does not pay very significant investment advisory fees ($28,007 for 2004 and $19,897 for 2003) and service fees ($24,345 for 2004 and $17,179 for 2003) and therefore is at best only minimally profitable to its investment adviser. In view of the fact that the Fund has less than $10 million of net assets and the fact that the existing subadvisory fee arrangements will produce lower fee rates when assets reach $500 million, the Independent Trustees were satisfied that appropriate consideration has been given to the extent to which economies of scale would be realized if and when the Fund grows. Based on an extensive amount of information with respect to the Fund’s “peer group” of funds and other advisory clients of PFS or PMM, together with information provided to them from time to time during the course of their serving as Trustees, the Trustees concluded that the fees and expenses of the Fund are consistent with those of funds with similar investment objectives and asset levels.  Specifically, the Independent Trustees noted that while Fund expenses were relatively high compared to the peer group, the advisory fee was slightly below the peer group average.

Board of Trustees Recommendations. After careful consideration, the Independent Trustees voting separately and then the entire Board unanimously determined that it was in the best interest of the Fund's shareholders to approve the proposed new investment advisory agreement and the proposed new investment subadvisory agreement, with recommendations for approval, to the shareholders for vote at a special meeting to be held on September 30, 2005.

October 24, 2005 Board of Trustees Meeting: (unaudited)

A meeting of the Board of Trustees was held on October 24, 2005. The purpose of the meeting was for multiple purposes, including, but not limited to, holding the organizational meeting of the new Board of Trustees (the “Board”) of the Trust, formerly known as the Proactive Asset Allocation Fund, approving the organization and offering of the Johnson Illington Tactical Equities Strategy Fund (the “JI TES Fund”), a new series of the Trust, and approval and/or ratification of various documentation and policies relating thereto.  The new Board was comprised of Mr. Charles White, as Chairman, Mr. Joseph DioGuardi and Mr. Peter Endler, the latter two the “Independent Trustees”.

The Board reviewed the actions of the previous Trustees in connection with the reorganization of advisory relationships to the Trust and its current OPTI-flex® Fund, and noted a September 2, 2005 proxy statement and SEC filings related to these actions.  The Board also noted that the name of the Trust was being changed to “Illington Funds,” and the existing fund’s name was being changed to “Illington OPTI-flex® Fund.”

The Investment Advisory Agreement for the Illington OPTI-flex® Fund was discussed, including the fees paid to Mr. Unterreiner and IFM.  Mr. Unterreiner noted that the prior Trustees had reviewed the fee structure and agreed that it was fair and consistent with the market for such investment management services.  The Trustees discussed the same and agreed.

The Trustees also discussed the Investment Subadvisory Agreement between IFM and Proactive Money Management, Inc., including the allocation of management fees and expenses, and the allocation of advisory duties.  In connection with these two Agreements relating to the Illington OPTI-flex® Fund, the Trustees considered the following (some in more detail than others): (i) the nature, extent and quality of services to be provided by the investment adviser and subadviser; (ii) the investment performance of the fund and advisory firms; (iii) the cost of services to be provided and profits to be realized by the investment adviser and subadviser and their affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether the fee schedules reflect these economies of scale for the benefit of fund investors.  In particular, the sliding scale of the Illington OPTI-flex® Fund’s management fee was discussed by the Trustees in that it is reduced from 0.75% to 0.65% at the time that assets under management reach $500,000,000.

The Trustees next turned to matters relating to the new JI TES Fund.  It was noted that the previous trustees had begun preparation of offering documents for the new fund  The Board reviewed the actions of the previous Trustees, including the filing of registration statement material with the SEC; the creation of a “series” format for the trust; and the establishment of an investment objective, investment policies and restrictions.

The Investment Advisory Agreement and the Subadvisory Agreement for the JI TES Fund was discussed, including the fees paid to Johnson Illington Advisors and IFM.  The Trustees discussed such fees, in light of the competitors to the JI TES Fund and the fees applicable to such competitor funds, and decided that the fees for the JI TES Fund were reasonable and acceptable.  The Trustees also considered the following (some in more detail than others): (i) the nature, extent and quality of services to be provided by the investment adviser and subadviser; (ii) the investment performance of the fund and advisory firms; (iii) the cost of services to be provided and profits to be realized by the investment adviser and subadviser and their affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether the fee schedules reflect these economies of scale for the benefit of fund investors.  In particular, the independent Trustees inquired as to why the JI TES Fund’s management fee was greater than the management fee for the Illington OPTI-flex® Fund.   A discussion ensued regarding this matter and it was noted that fees for fund’s with active asset allocation methodology, including the selection of individual securities (the strategy of the JI TES Fund), commanded a higher management fee in the marketplace than the selection of individual mutual funds (the strategy of the Illington OPTI-flex® Fund).

Cohen McCurdy, Ltd.

Cohen McCurdy, Ltd.

Certified Public Accountants

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145-1594

440.835.8500

440.835.1093

www.cohenmccurdy.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Illington OPTI-flex® Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Illington OPTI-flex® Fund (the “Fund”), as of December 31, 2005, and the related statement of operations for the period then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for the periods indicated prior to December 31, 2004 were audited by McCurdy & Associates CPA’s, Inc., whose audit practice was acquired by Cohen McCurdy, Ltd.  McCurdy & Associates CPA’s, Inc. expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the Fund’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Illington OPTI-flex® Fund as of December 31, 2005, the results of its operations for the period then ended, and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen McCurdy, Ltd.

Westlake, Ohio

February 23, 2006

ILLINGTON Funds

Illington OPTI-flex® Fund

INVESTMENT ADVISER

Illington Fund Management LLC

427 Bedford Road, Suite 230

Pleasantville, NY  10570

914-773-7888

INVESTMENT SUB-ADVISER

PROACTIVE Money Management, Inc.

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367-2599

888-776-2284

636-561-0100

DISTRIBUTOR

Illington Capital, Inc.

3401 Technology Dr., Suite 200

Lake Saint Louis, MO  63367-2599

888-337-5132

CUSTODIAN

U. S. Bank, N.A.

425 Walnut Street

Cincinnati, OH  43017

TRANSFER AGENT AND DIVIDEND

DISBURSING AGENT

Mutual Shareholder Services, Inc.

8869 Brecksville Road, Suite C.

Brecksville, OH  44141

LEGAL COUNSEL

Seyfarth Shaw LLP

55 East Monroe St., Suite 4200

Chicago, IL  60603

AUDITORS

Cohen McCurdy, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH  44145-1139

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-337-5132 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Joseph DioGuardi is an audit committee financial expert.  He is independent for purposes of this Item 3.  Joseph Dioguardi has been a Professional Certified Public Accountant since 1965, and was a Member of the United States House of Representatives, 1985-1989

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2004

$ 10,900

FY 2005

$ 11,325

(b)

Audit-Related Fees

Registrant

Adviser

FY 2004

$ 650

$ 0

FY 2005

$ 2,120

$ 0

Nature of the fees:

Consent review

(c)

Tax Fees

Registrant

Adviser

FY 2004

$ 650

$ 0

FY 2005

$ 1,000 (estimate)

$ 0

Nature of the fees:

Tax form preparation

(d)

All Other Fees

Registrant

Adviser

FY 2004

$ 0

$ 0

FY 2005

$ 0

$ 0

Nature of the fees:

Not applicable

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

[Adviser]

Audit-Related Fees:

100

  %

N/A

%

Tax Fees:

N/A

  %

N/A

%

All Other Fees:

N/A

  %

N/A

%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2004

$ 0

$ 0

FY 2005

$ 0

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of _March 30_, 2006 , the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Illington Funds

By /s/Salvatore M. Capizzi

     Salvatore M. Capizzi

      President

Date March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Salvatore M. Capizzi

     Salvatore M. Capizzi

      President

Date March 10, 2006

By /s/Angela Lavelle

     Angela Lavelle

     Treasurer

Date March 10, 2006